UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

SVF Investment Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39862	98-1561624
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Circle Star Way San Carlos
California 94070, United States	94070
(Address of principal executive offices)	(Zip Code)

(415) 539-3099

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fifth of one redeemable warrant	SVFAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	SVFA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SVFAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On January 12, 2021, SVF Investment Corp. (the “Company”) consummated an initial public offering (the “IPO”) of 60,375,000 units (the “Units”) at an offering price of $10.00 per Unit, with each Unit consisting of one Class A ordinary share and one-fifth of one redeemable warrant of the Company (the “Public Warrants”). The Company granted the underwriters of the IPO a 45-day option to purchase up to an additional 7,875,000 Units at the initial public offering price to cover over-allotments, which was exercised in full.

Simultaneously with the consummation of the IPO and the issuance and sale of the Units, the Company consummated a private placement with SVF Sponsor LLC (the “Sponsor”) of 9,383,333 warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant (the “Private Placement”), generating total proceeds of $14,075,000.

The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $603,750,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriter of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account to fund franchise and income taxes payable, or upon the redemption by public holders of Class A ordinary shares in connection with certain amendments to the Company’s amended and restated memorandum of association, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Class A ordinary shares included in the Units and issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 24 months from the closing of the IPO.

An audited balance sheet as of January 12, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Audited Balance Sheet, as of January 12, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2021

SVF INVESTMENT CORP.

By:	/s/ Navneet Govil
Name: Navneet Govil
Title: Chief Financial Officer